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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                      Educational Development Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                      EDUCATIONAL DEVELOPMENT CORPORATION
               10302 EAST 55TH PLACE o TULSA, OKLAHOMA 74146-6515

                                   ----------

                    Notice of Annual Meeting of Shareholders
                                  July 10, 2003

TO THE SHAREHOLDERS OF EDUCATIONAL DEVELOPMENT CORPORATION:

The 2003 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held July 10, 2003, at 10 A.M., at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, for the following purposes:

         1. To elect two nominees as Class II Directors.

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on May 15, 2003 are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.


By Order of  the Board of  Directors


Randall W. White
Chairman of  the Board and President

/s/ RANDALL W. WHITE



                         TULSA, OKLAHOMA o JUNE 5, 2003

                       EDUCATIONAL DEVELOPMENT CORPORATION
               10302 EAST 55TH PLACE o TULSA, OKLAHOMA 74146-6515

                                   ----------

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on Thursday, July 10, 2003, commencing at 10 A.M., and at all continuations and adjournments thereof. This Proxy Statement and accompanying form of Proxy are first being mailed to shareholders on or about June 5, 2003.

                             SOLICITATION OF PROXIES

         A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.

         This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation. Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.

                                VOTING SECURITIES

         The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 3,877,477 shares, which was the number outstanding as of May 15, 2003, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes, meaning shares held in the name of a nominee where no voting instruction has been provided to the nominee, will be counted for the purposes of determining whether a quorum is present. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of May 15, 2003, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.


NAME AND ADDRESS OF                         AMOUNT OF BENEFICIAL                    PERCENT OF
 BENEFICIAL OWNER                                OWNERSHIP                           CLASS (1)

RANDALL W. WHITE
10385 South 76th E. Ave.
Tulsa, Oklahoma 74133                           795,328(2)                            19.2%

ROBERT D. BERRYHILL
P.O. Box 1120
Bixby, Oklahoma 74008-1120                      375,000(3)                             9.7%

WINSTON ADVISORS, INC.
200 Techne Center Drive, Suite 200
Milford, OH 45150                               220,107                                5.7%


(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to stock options which are currently exercisable or which become exercisable within 60 days, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.

(2) Includes 275,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 10,000 shares as to which Mr. Berryhill has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         As of May 15, 2003, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

NAME AND ADDRESS OF                          AMOUNT OF BENEFICIAL      PERCENT OF
 BENEFICIAL OWNER                                  OWNERSHIP            CLASS (1)

G. Dean Cosgrove                                       30,000(2)               .8%
James F. Lewis                                         93,160(2)              2.4%
Robert D. Berryhill                                   375,000(2)              9.7%
Randall W. White                                      795,328(3)             19.2%
All directors and executive officers
  as a group (9 persons)                            1,650,993(4)             37.4%

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to stock options which are currently exercisable or which become exercisable within 60 days, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

(2) Includes 10,000 shares each as to which Messrs. Berryhill, Cosgrove, and Lewis have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 275,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(4) Includes 531,950 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

                              NUMBERS OF DIRECTORS

         The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen
(15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing four (4) as the number of directors of the Company.

                              ELECTION OF DIRECTORS

         In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class II directors expires at the annual meeting of shareholders to be held on July 10, 2003, the term of office of Class III directors expires at the annual meeting of shareholders in 2004 and the term of office of Class I directors expires at the annual meeting of shareholders in 2005. At the Annual Meeting of Shareholders announced herein, two directors shall be chosen to serve as Class II directors. They will be elected for a full term of office expiring at the annual meeting of shareholders in 2006, and will serve until a successor or successors are duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of Proxy will vote the shares represented thereby for the following nominees designated by the Board of Directors to serve as Class II directors. Although it is not anticipated that the nominees will be unwilling or unable to serve, if any nominee should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee proposed by the Board of Directors. The business experience shown for the nominees has been their principal occupation for at least the past five years.

         The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. Votes for which authority is withheld and broker non-votes will be tabulated as votes for the election of directors for the purpose of computing the number of shares present for purposes of determining the presence of a quorum for the meeting. They will have no effect on the outcome of the election of directors.

                                    NOMINEES

DIRECTOR
NAME AND BUSINESS EXPERIENCE                 AGE        CLASS              SINCE
----------------------------                 ---        -----              -----

ROBERT D. BERRYHILL                          57          II                 1986

Private Investor. Vice Chairman of the Board of EDC since October 1986. He was
President of Original Chili Bowl, Inc., Tulsa, Oklahoma, a food manufacturing business, from August 1965 until January, 1992, and was Vice President thereof for five years prior to his election as President.

G. DEAN COSGROVE                             69          II                 1986

Independent Consultant since 1985. He served as Financial Vice President and
Treasurer of Mapco Inc., Tulsa, Oklahoma, an energy company (which has been merged into the Williams Companies, Inc.), from May 1984 until July 1985, and served as Vice President and Treasurer thereof from January 1981 until May 1984.

                              CONTINUING DIRECTORS

NAME AND BUSINESS EXPERIENCE                 AGE        CLASS              SINCE
----------------------------                 ---        -----              -----

RANDALL W. WHITE                             61          III                1984

Chairman of the Board of EDC since September 1986, President of EDC since
January 1986, and Treasurer of EDC from February 1984. From February 1980 until joining EDC in January 1983, Mr. White served as the Chief Financial Officer of
Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

JAMES F. LEWIS                               61           I                 1992

Retired CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil Capital Electric Inc., KBL Inc., FCE Inc.,
OMNI Mechanical Services, Engineering Design Group Inc. and various real estate holdings. He was the CEO for twenty-eight years.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the fiscal year ended February 28, 2003, the Board of Directors held three meetings in person. G. Dean Cosgrove attended all three meetings; James F. Lewis attended two meetings; Robert D. Berryhill attended two meetings. In addition, the Board conducted one meeting by telephone. Each director participated in the telephone meeting.

         The only standing committees of the Board of Directors are described as follows:

(i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans. The Executive Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this committee were held during the fiscal year ended February 28, 2003, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

(ii) The Compensation Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan and the 2002 Stock Option Plan. The Compensation Committee consists of Messrs. Berryhill and Cosgrove. No separate meetings of this Committee were held during the fiscal year ended February 28, 2003, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

(iii) The Audit Committee is composed of independent directors (as defined by NASDAQ). The Audit Committee consists of Messrs. Cosgrove, Berryhill and Lewis. Their activities are governed by a written charter. The Audit Committee reviews the Company's financial statements and any audit reports from the independent accountants. The Audit Committee annually considers the qualifications of the independent auditor of the Company and makes recommendations to the Board on the engagement of the independent auditor. The audit committee held four meetings during the fiscal year ended February 28, 2003, for the purpose of reviewing the Company's quarterly results. Each audit committee member participated in person or by telephone in all meetings except Robert D. Berryhill did not participate in two meetings and G. Dean Cosgrove did not participate in two meetings. In March 2003 the Audit Committee met with the independent public accountants (see Report of the Audit Committee elsewhere in this Proxy Statement).

         The Board of Directors has no nominating committee.

                            COMPENSATION OF DIRECTORS

         As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person. Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.

             BENEFICIAL OWNERSHIP REPORTING COMPLIANCE SECTION 16(a)

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2003. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 2003, all
Section 16(a) filing requirements were satisfied except the following: Ronald T. McDaniel, a Vice President of the Company, failed to file one report on a timely basis and Randall W. White, CEO, failed to file one report on a timely basis.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 28, 2003, February 28, 2002 and February 28, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM COMPENSATION
                                                                             ----------------------------------------
                                          ANNUAL COMPENSATION                         AWARDS                PAYOUTS
                                -----------------------------------------    -------------------------     ----------
                                                               OTHER                                                         ALL
NAME AND                                                       ANNUAL        RESTRICTED         #                           OTHER
PRINCIPAL             FISCAL                                   COMPEN-         STOCK         OPTIONS/        LTIP          COMPEN-
POSITION               YEAR       SALARY         BONUS       SATION(1)(2)      AWARDS          SARs         PAYOUTS        SATION
---------             ------    ----------     ----------    ------------    ----------     ----------     ----------    ----------
RANDALL W. WHITE       2003     $  128,333     $   20,000     $    7,737       $ -0-            -0-          $ -0-         $ -0-
Chairman of the        2002     $  110,000     $   20,000     $    2,673       $ -0-            -0-          $ -0-         $ -0-
Board, President       2001     $  110,000     $   20,000     $    1,583       $ -0-            -0-          $ -0-         $ -0-
and Treasurer

(1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

(2) The difference between the cost of Company shares acquired by the executive officer in the EDC Employee's 401(k) Plan and the market value of those shares at the time of acquisition.

                          COMPENSATION COMMITTEE REPORT

         The fundamental philosophy of the Company's compensation program is to offer competitive compensation opportunities for its executive officers, based primarily on the individual executive's personal performance relative to their area of responsibility and the contribution to the short-term and long-term strategic objectives of the Company. This philosophy is further driven by the concept of rewarding the executive officers through a cash bonus program and a stock option program when the Company is profitable.

         The compensation package for the executive officers of the Company drawing over $100,000 per year is reviewed annually and recommended by the Compensation Committee to the Board of Directors for their approval.

         The foundation of the Company's executive compensation program is based upon the promotion of the Company's short-term and long-term business objectives, the creation of a performance-oriented environment, and the enhancement of shareholder value through the greatest achievable profitability. The elements of the Company's executive compensation program are: base salary compensation, cash bonus compensation and stock options.

         Base salary compensation is intended to compensate the executive officers at a level commensurate with their responsibilities and contribution to the short- and long-term objectives of the Company. The Committee further takes into account the local and general economic conditions, future business prospects, and length of employment with the Company. Both the cash bonus compensation program and the stock option program are based upon the profitability of the Company and other considerations including sales levels, earnings per share levels and return on equity.

         In its annual review of executive officer compensation for fiscal 2003, the Committee considered the bonus of the Company's Chief Executive Officer, Randall W. White, in light of the Company's overall performance for fiscal 2003, and the performance of the CEO relative to the long-term objectives of the Company. Based on that review, a cash bonus related to performance for fiscal 2003 was authorized.



Robert D. Berryhill
G. Dean Cosgrove



                    OPTION EXERCISES DURING FISCAL YEAR ENDED
            FEBRUARY 28, 2003 AND OPTION VALUES AT FEBRUARY 28, 2003

The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February
28, 2003, and the number and value of unexercised stock options held by him at the end of the fiscal year.

                                                                                                VALUE OF
                                                                      NUMBER OF                UNEXERCISED
                                                                     UNEXERCISED               IN-THE-MONEY
                                                                       OPTIONS                   OPTIONS
                           SHARES ACQUIRED         VALUE              AT FY-END                 AT FY-END
NAME                         ON EXERCISE         REALIZED(2)      FEBRUARY 28, 2003(1)     FEBRUARY 28, 2003(3)
Randall W. White                 -0-                -0-                 275,200                $ 1,762,900

(1)      All unexercised options were exercisable as of February 28, 2003.

(2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

(3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 28, 2003 and (b) the per share option exercise price.

                               COMPENSATION PLANS

The following table sets forth the securities authorized for issuance under our equity compensation plans (including individual compensation arrangements) as of February 28, 2003.

                                                                                                      NUMBER OF SECURITIES
                                                                                                     REMAINING AVAILABLE FOR
                                 NUMBER OF SECURITIES TO                                          FUTURE ISSUANCE UNDER EQUITY
                                 BE ISSUED UPON EXERCISE             WEIGHTED AVERAGE                  COMPENSATION PLANS
                                 OF OUTSTANDING OPTIONS,       EXERCISE PRICE OF OUTSTANDING          (EXCLUDING SECURITIES
                                   WARRANTS AND RIGHTS         OPTIONS, WARRANTS AND RIGHTS         REFLECTED IN COLUMN (a))
      PLAN CATEGORY                        (a)                              (b)                                (c)
      -------------              -----------------------       -----------------------------      ----------------------------
   EQUITY COMPENSATION
    PLANS APPROVED BY
    SECURITY HOLDERS                       579,400                     $     3.26                           985,000

EQUITY COMPENSATION PLANS
NOT APPROVED BY SECURITY
         HOLDERS                             - 0 -                          - 0 -                             - 0 -
                                           -------                     ----------                           -------

         TOTAL                             579,400                     $     3.26                           985,000
                                           -------                     ----------                           -------

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors (the Committee) is comprised of the three directors named below. Each member of the Committee is an independent director as defined by NASDAQ rules. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. Deloitte & Touche LLP, the Company's independent auditor for fiscal year 2003, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of the Company's financial statements. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Deloitte & Touche LLP their independence from the Company. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2003 and in the Company's fiscal year 2003 Annual Report to Shareholders.

Submitted by the members of the Audit Committee of the Board of Directors,
G. Dean Cosgrove, Chairman
Robert D. Berryhill
James F. Lewis

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP served as the Company's independent public accountants for the fiscal year ended February 28, 2003. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants to make an audit of the financial statements of the Company for the fiscal year ending February 29, 2004. Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting of shareholders, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

The following table sets forth the aggregate fees billed to the Company for the fiscal year ended February 28, 2003 by the Company's independent public accountants, Deloitte & Touche LLP.

                      FINANCIAL INFORMATION
 AUDIT FEES            SYSTEMS DESIGN AND                   ALL OTHER FEES
    (a)                IMPLEMENTATION FEES                       (b)                 TOTAL FEES
 ----------           ---------------------                 --------------           ----------

   $65,800                   $  --                             $ 8,400                 $74,200

(a) Includes fees and expenses for annual audit of financial statements and interim reviews of quarterly financial statements

(b)      Includes fees for tax compliance

The Audit Committee of the Board of Directors has considered whether the provision of services provided under "All Other Fees" above is compatible with maintaining the principal accountant's independence and has determined that it is.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                               ON AN INDEXED BASIS

         The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices ("CRSP") Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 28, 1998 in each of the Company's Common Stock and the two Nasdaq indices.

         The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Corporation's forecast of future financial performance.

           PERFORMANCE GRAPH COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
            Among the Company, Nasdaq Stock Market Total Return Index
                      and Nasdaq Non-Financial Stock Index

                                 2/28/1998        2/28/1999        2/29/2000        2/28/2001        2/28/2002        2/28/2003
                                ------------     ------------     ------------     ------------     ------------     ------------
Total Return Index for
the NASDAQ stock market                  100         130.2378         265.6951          121.318          98.6095         76.90301

NASDAQ Non-Financial Stocks              100          133.725         292.3729         125.3736         97.29921         73.28201

EDC Stock                                100         57.14286         77.14286         77.14286         155.6571         222.8571


                              EMPLOYMENT CONTRACTS

         The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2006 and provides for annual compensation of $130,000.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Any shareholder proposal to be presented at the 2004 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515, and must be received by the President on or before January 23, 2004. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

         Any stockholder proposal submitted other than pursuant to Rule 14a-8, will be untimely if given after April 13, 2004. As to any such proposal for which notice is timely received, the persons named in management's proxy for that meeting may exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter. If for some reason a proposal is not timely received but is still presented at the meeting, the persons named in management's proxy will be entitled to exercise their discretionary authority in voting on the proposal.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 2003. Shareholders are referred to such Annual Report for information about the Company's business and activities, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

         Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, will be provided without charge to record or beneficial owners of shares entitled to vote at the meeting. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515.

                                  OTHER MATTERS

         Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.

By order of the Board of Directors

/s/ RANDALL W. WHITE

Randall W. White
Chairman of the Board and President

Tulsa, Oklahoma
June 5, 2003

                                                                      APPENDIX A

                               AUDIT COMMITTEE CHARTER

PURPOSE

The principal purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee the Company's accounting and financial reporting processes and audits of the Company's financial statements, including by reviewing the financial reports and other financial information provided by the Company, the Company's disclosure controls and procedures and internal accounting and financial controls, and the annual independent audit process.

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, at the Company's expense, as it determines necessary to carry out its duties.

This Charter shall be reviewed for adequacy on an annual basis by the Committee.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the Nasdaq Audit Committee requirements. Accordingly, all of the members will be directors:

o Who have no relationship to the Company that the Board determines would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.

o Who do not receive any consulting, advisory or other compensatory fee from the Company, other than in the member's capacity as a member of the Board or any of its committees.

o Who are not an "affiliated person" (as defined by applicable law or regulation) of the Company or any subsidiary, other than as a member of the Board or any of its committees.

o        Who are financially literate.

In addition, at least one member of the Committee will have sufficient accounting or related financial management expertise to comply with the Nasdaq Audit Committee Composition requirements and, to the extent practicable, be an "audit committee financial expert" (as that term is defined by the Securities and Exchange Commission (the "SEC")).

Audit Committee members shall be appointed by the Board of Directors. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

MEETINGS

The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. At least quarterly, the Audit Committee shall meet separately with (i) the independent auditor and (ii) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

DUTIES AND RESPONSIBILITIES

The Committee's role is one of oversight, and it is recognized that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. The functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

o The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K and the Annual Report to Stockholders, and shall review and consider with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

o The Committee shall review with the outside auditor, prior to filing with the SEC, the Company's interim financial information to be included in the Company's Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61.

o The Committee shall periodically discuss with management and the outside auditor the quality and adequacy of the Company's internal controls and internal auditing procedures, if any, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, in the Company's internal controls.

o The Committee shall periodically review with management and the outside auditor the quality, as well as acceptability, of the Company's accounting policies and discuss with the outside auditor all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments and the treatment preferred by the outside auditor.

o The Committee shall periodically discuss with the outside auditor whether all material correcting adjustments identified by the outside auditor in accordance with generally accepted accounting principles and the rules of the SEC are reflected in the Company's financial statements.

o The Committee shall review with management and the outside auditor any material financial or other arrangements of the Company which do not appear on the Company's financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to understanding of the Company's financial statements.

o The Committee shall review with management and the outside auditor the Company's critical accounting policies and practices.

o The Committee shall review with the outside auditor all material communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

o The Committee shall request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence, and take appropriate action regarding the independence of the outside auditor.

o The Committee shall approve the engagement of the outside auditor and shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the outside auditor.

o The Committee shall recommend to the Board whether, based on the reviews and discussions referred to above, the financial statements should be included in the Company's Annual Report on Form 10-K.

o The Committee shall oversee the Company's disclosure controls and procedures.

o The Committee shall review and approve all related-party transactions on an ongoing basis.

o The Committee shall review earnings press releases with management and the outside auditor.

COMPLAINT PROCEDURES

Any issue of significant financial misconduct shall be brought to the attention of the Committee for its consideration. In this connection, the Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                                     * * *

While the Audit Committee has the duties and responsibilities set forth in this charter, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations

                       EDUCATIONAL DEVELOPMENT CORPORATION
                  10302 EAST 55TH PLACE, TULSA, OKLAHOMA 74146

                                      PROXY
    THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF SHAREHOLDERS, JULY 10, 2003

         The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on July 10, 2003, at 10:00 o'clock A.M., local time, and at any adjournments.

                           (CONTINUED ON REVERSE SIDE)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                       EDUCATIONAL DEVELOPMENT CORPORATION

                                  JULY 10, 2003



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



              * Please detach and mail in the envelope provided. *



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                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
------------------------------------------------------------------------------------------------------------------------------------

1. UPON THE ELECTION OF DIRECTORS:                                                     The foregoing is as set forth in the Notice
                                                                              of said meeting and in the accompanying Proxy
                           NOMINEES                                           Statement, receipt of which are hereby acknowledged.
[ ]  FOR ALL NOMINEES      ( ) Robert D. Berryhill
                           ( ) G. Dean Cosgrove                                        THIS PROXY WILL BE VOTED AS INDICATED BY THE
[ ]  WITHHOLD AUTHORITY        (CLASS II DIRECTORS)                           SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE
     FOR ALL NOMINEES                                                         ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH
                                                                              PROPOSAL.
[ ]  FOR ALL EXCEPT
     (See instructions below)                                                          The Board of Directors knows of no other
                                                                              proposals to come before this meeting. IF ANY OTHER
                                                                              MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE
                                                                              PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL
                                                                              VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH
                                                                              THEIR BEST JUDGEMENT.

                                                                                       The undersigned hereby revokes any Proxy
                                                                              heretofore given, and ratifies all that said proxies
                                                                              may lawfully do or cause to be done by virtue hereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
             nominee you wish to withhold, as shown here: (X)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and     [ ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Shareholder                        Date:             Signature of Shareholder                       Date:
                         ----------------------       -----------                          ---------------------       -------------

NOTE:    This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.